SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) August 17, 1998
                                  ----------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

ITEM 5. OTHER EVENTS

         On August 17, 1998, General Motors Corporation (GM) issued a news release regarding the announcement that Thomas H. Wyman was resigning as an outside director from GM and joining the future board of directors of Delphi Automotive Systems. The news release was as follows:


                          DELPHI APPOINTS LEAD DIRECTOR

     DETROIT -- General Motors Chairman, Chief Executive Officer and President John F. Smith, Jr., announced today that Thomas H. Wyman, a member of the GM Board of Directors since 1985, will resign from the GM Board following its next meeting to join the future board of directors of Delphi Automotive Systems Corp. Wyman will serve as lead independent director and chairman of the board's Executive Committee. Along with J. T. Battenberg III, the new chairman, chief executive officer and president of Delphi, Wyman will help will lead the formation of the new board -- identifying and recruiting the outside directors and establishing the Board's corporate governance principles.

     On Aug. 3, 1998, GM disclosed planned transactions that would result in Delphi Automotive Systems becoming a fully independent, publicly traded company in 1999.

     Wyman has also served on the board of GM's subsidiary, Hughes Electronics, from March 1995 to the present, when he resigned due to the potential conflict between his directorship at AT&T, which is planning to merge with TCI, and his directorship at Hughes.

     Smith said, "Tom Wyman has been, and is, an exemplary director since he joined the GM Board in 1985. He has been a member of every GM Board committee and currently serves as chairman of the Investment Funds Committee and a member of the Executive Compensation, Capital Stock, Directors Affairs, and Executive Committees. He is a valued counselor to the management team and has served the board's and GM's interests with unqualified distinction." Smith also announced that Wyman will join the General Motors Corporate Advisory Council.

     Battenberg said, "We are honored that Tom Wyman will be able to join the Delphi board at its inception. His leadership and his strategic, global insights will be exceptionally valuable in helping us build our future growth."


                                    # # #

                                 Thomas H. Wyman
                         Director - Various Corporations

     Mr. Wyman was Chairman of CBS Inc. He joined CBS as President and CEO in June 1980 and was elected to an additional post of Chairman by the Board of Directors on April 20, 1983. He resigned to take early retirement in September 1986 when control of CBS was acquired by the Tisch interests.

     After serving as an outside Director of S.G. Warburg Group PLC from 1988-1992, Mr. Wyman was appointed Chairman of S.G. Warburg & Co. Inc. in September 1992. He was appointed a Vice Chairman of S.G. Warburg Group PLC in November 1993, serving until July 1995 when the Group was merged into Swiss Bank Corporation, and subsequently joined the Council of International Advisers of Swiss Bank. He was named Senior Adviser, SBC Warburg Inc. in June 1996 with the integration of S.G. Warburg & Co. Inc. into the U.S. operations of Swiss Bank Corporation, retiring from this position in January 1998.

     Mr. Wyman joined CBS from the Pillsbury Company, of which he had been Vice Chairman since March 1979. He had previously spent four years as President and CEO of Green Giant Company, which was acquired by Pillsbury in 1979. Prior to joining Green Giant, Mr. Wyman was Senior Vice President, General Manager and Chairman of the Management Executive Committee at the Polaroid Corporation which he joined as Vice President in 1965.

     Mr. Wyman was an Assistant to the Managing Director and subsequently Vice President of the Nestle parent company in Europe from 1960 to 1965 after a year's graduate study at IMEDE in Lausanne, Switzerland--the management development institution sponsored by Nestle, Harvard Business School and the University of Lausanne. He joined the Nestle Company in New York in 1955 in sales and production, and became Assistant to the President of the U.S. company. He also worked for First National City Bank of New York as a trainee in the Overseas Division from 1951-1953, and served as an officer in the U.S. Army Corps of Engineers in Korea from 1953-1955.

     His current affiliations include serving on the Board of Directors of AT&T and AGCO Corporation. He is a member of the Advisory Board of Nestle USA, Inc. and of the International Advisory Group of Toshiba Corporation (Tokyo).

     Mr. Wyman is a Chairman Emeritus of Amherst College, Trustee Emeritus of The Ford Foundation and The Aspen Institute, and a member of The Business Council. He served as the William H. Donaldson Distinguished Faculty Fellow at the Yale School of Management from July 1987 through June 1989.

     His previous board memberships include General Motors Corporation, Hughes Electronics Corporation, Scott Paper Company, Norton Company, Toro, Norwest Bank, The Boston Company, Green Giant Company, The Pillsbury Company, CBS Inc., Imperial Chemical Industries PLC (London), ZENECA Group PLC (London), and United Biscuits PLC (Edinburgh). He has served as a Trustee of Phillips Academy (Andover), Amherst College, and The Lincoln Center for the Performing Arts; and as a board member of The United Way of America, The United Negro College Fund, and The Museum of Broadcasting. He was a member of the Policy Committee of The Business Roundtable.

     Born in St. Louis on November 30, 1929, Mr. Wyman is a graduate of Phillips Academy, Andover, MA. He obtained a B.A., magna cum laude, in English from Amherst College, Amherst, MA in 1951 and was a member of Phi Beta Kappa. Mr. Wyman has received Honorary Degrees from Amherst College; St. Augustine's College, Raleigh, NC; and Quinnipiac College, Hamden, CT.

     Mr. Wyman is married and has four children. The Wyman home is in Jackson, Wyoming.





                                    # # #



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    August 18, 1998
        -----------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)